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                                                                   Exhibit 16(b)

                                POWER OF ATTORNEY

     Each of the undersigned Trustees and/or officers of Master Investment Portfolio ("MIP") acting individually hereby constitutes and appoints H. Michael Williams, Geoffrey D. Flynn, Andrew Josef and Leonard A. Pierce, and each of them, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, the Registration Statement on Form N-14 of Barclays Global Investors Funds (the "Trust") related to the reorganization of two series of the Trust, and any amendments, exhibits, or supplements thereto, and to file and/or withdraw the same, with all other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person in my capacity as a Trustee and/or officer of MIP, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities indicated this 20th day of May, 2009.


/s/ Mary G. F. Bitterman                  /s/ Jack Gee
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Mary G. F. Bitterman                      Jack Gee
Trustee                                   Treasurer and Chief Financial Officer


/s/ A. John Gambs                         /s/ Lee T. Kranefuss
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A. John Gambs                             Lee T. Kranefuss, Trustee and
Trustee                                   Chairman of the Board


/s/ Hayne E. Leland                       /s/ Jeffrey M. Lyons
---------------------------------------   --------------------------------------
Hayne E. Leland                           Jeffrey M. Lyons
Trustee                                   Trustee


/s/ Wendy Paskin-Jordan                   /s/ Leo Soong
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Wendy Paskin-Jordan                       Leo Soong
Trustee                                   Trustee


/s/ H. Michael Williams
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H. Michael Williams
Trustee and President (Chief
Executive Officer)